Exhibit 10.2.1

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of July 19, 2021, and shall be effective as of the Closing (defined below), by and among, (i) Andina Acquisition Corp. III, a Cayman Islands exempted company (the “Company”) and (ii) each of the undersigned parties listed under Investors on the signature page hereto (each an “Investor” and collectively, the “Investors”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement.

RECITALS

WHEREAS, the Company and the Investors are parties to that certain Registration Rights Agreement, dated as of January 28, 2019 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Investors with respect to the Company securities held by the Investors as of the date of the Original Agreement;

WHEREAS, as of January 28, 2021, the Company, Stryve Foods, LLC, a Texas limited liability company (“Stryve”), Stryve Foods Holdings, LLC, a Texas limited liability company (the “Seller”), Andina Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Holdings”), and the other parties named therein, entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof (the “Business Combination Agreement”), pursuant to which, among other things, (i) Stryve and the Seller have conducted a reorganization pursuant to which the Seller became a holding company for Stryve, (ii) prior to the closing (the “Closing”) of the transactions contemplated by the Business Combination Agreement (the “Business Combination”), the Company shall continue out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation (the “Domestication”) pursuant to the Cayman Islands Companies Act and the applicable provisions of the Delaware General Corporation Law (the “DGCL”), (iii) at the Closing, the Seller will contribute to Holdings all of the issued and outstanding equity interests of Stryve in exchange for newly issued non-voting Class B membership interests of Holdings and voting (but non-economic) Class V common stock of the Company and (iv) the Company will contribute all of its cash and cash equivalents to Holdings, after payment of Company Investors that elect to have their Andina shares redeemed or converted in connection with the Closing and the Company’s expenses and other liabilities due at the Closing, in exchange for newly issued voting Class A membership interests of Holdings, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the applicable provisions of the DGCL;

WHEREAS, in connection with and at the time of the execution of the Business Combination Agreement, the Company and the Seller entered into a Registration Rights Agreement, dated as of January 28, 2021 (as amended from time to time in accordance with the terms thereof, the “Seller Registration Rights Agreement”) pursuant to which the Company granted the Seller certain registration rights with respect to the securities of the Company issuable upon exchange of certain securities of Holdings and of the Company issued to the Seller at the Closing of the Business Combination or other “Registrable Securities” as defined therein (collectively, the “Seller Securities”);

WHEREAS, in connection with and at the time of the execution of the Business Combination Agreement, the Company entered into a Registration Rights Agreement, dated as of January 28, 2021 (as amended from time to time in accordance with the terms thereof, the “PIPE Registration Rights Agreement”) pursuant to which the Company granted the investors party thereto (the “PIPE Investors”) certain registration rights with respect to shares of Class A common stock of the Company issuable to the PIPE Investors at the Closing (collectively, the “PIPE Securities”);

WHEREAS, the parties hereto desire to amend the Original Agreement to revise the terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the Company’s entrance into the Seller Registration Rights Agreement; and

WHEREAS, pursuant to Section 6.7 of the Original Agreement, the Original Agreement can be amended with the written consent of the Company and the Investors of at least sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities at the time in question.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

a. The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Registration Rights Agreement, to the extent that they are not already included therein, as if they were set forth therein.

b. The following defined terms are hereby added to Section 1 of the Registration Rights Agreement:

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, trust, estate, joint venture, joint stock company, governmental authority or instrumentality or other entity of any kind.”

“PIPE Registration Rights Agreement” means the Registration Rights Agreement, dated as of January 28, 2021, entered into by the Company and the investors party thereto in connection with Subscription Agreements to purchase shares of Class A Common Stock entered into as of the same date.

“PIPE Securities” means the shares of Class A Common Stock and other securities defined as Registrable Securities under the terms of the PIPE Registration Rights Agreement.

“Seller” means Stryve Foods Holdings, LLC, a Texas limited liability company.

“Seller Registration Rights Agreement” means the Registration Rights Agreement between the Company and the Seller dated as of January 28, 2021.

“Seller Securities” means the Exchange Shares and other securities defined as Registrable Securities under the terms of the Stryve Registration Rights Agreement.

c. The parties hereby agree that the term “Ordinary Shares” as used in the Registration Rights Agreement shall include any and all shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) into which Ordinary Shares convert upon the effectiveness of the Domestication (and any other securities of the Company or any successor entity issued in consideration of (including without limitation as a stock split, dividend or distribution) or in exchange for any of such securities)), which shares of Class A Common Stock shall continue to have all of the rights associated with or applicable to Ordinary Shares under the Registration Rights Agreement, and be subject to the terms and conditions hereof, after the Closing. After the Closing (following the Domestication), all of the rights, terms and conditions associated with or applicable to Private Units under the Registration Rights Agreement apply to all of the securities into which the Private Units separate upon Domestication, including shares of Class A Common Stock (and shares of Class A Common Stock issued in exchange for Rights included in Private Units), warrants to purchase shares of Class A Common Stock and any other securities of the Company or any successor entity issued in consideration of (including without limitation as a stock split, dividend or distribution) or in exchange for any of such securities.

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d. Section 2.1.4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Class A Common Stock or other securities, if any, as to which Registration by the Company has been requested pursuant to written contractual piggy-back registration rights held by other security Investors of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Shares”), then the Company shall include in such Registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”), that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Class A Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Seller Registration Rights Agreement, Pro Rata among the Investors thereof based on the number of securities requested by such Investors to be included in such registration, that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Class A Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Shares. In the event that Company securities that are convertible into shares of Class A Common Stock are included in the offering, the calculations under this Section 2.1.4 shall include such Company securities on an as-converted to Class A Common Stock basis.”

e. Section 2.2.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

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“2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the Investors holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of shares of Class A Common Stock or other Company securities which the Company desires to sell, taken together with the shares of Common Stock or other Company securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Class A Common Stock or other Company securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security Investors of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

(a) If the registration is undertaken for the Company’s account: (i) first, the shares of Class A Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the Investors thereof based on the number of securities requested by such Investors to be included in such registration, that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Class A Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Shares;

(b) If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the shares of Class A Common Stock or other securities for the account of the Demanding Holders and the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the Investors thereof based on the number of securities requested by such Investors to be included in such registration, that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Class A Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the Investors thereof based on the number of securities requested by such Investors to be included in such registration, that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Class A Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Shares;

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(c) If the registration is a “demand” registration undertaken at the demand of Investors of Seller Securities under the Seller Registration Rights Agreement: (i) first, the Seller Securities for the account of the Demanding Holders and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the Seller Registration Rights Agreement is ongoing, Pro Rata among the Investors thereof based on the number of securities requested by such Investors to be included in such registration, that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Class A Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the Investors thereof based on the number of securities requested by such Investors to be included in such registration, that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Class A Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Shares; and

(d) If the registration is a “demand” registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1 or the Investors of Seller Securities exercising demand registration rights under the Seller Registration Rights Agreement: (i) first, the shares of Class A Common Stock or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Class A Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the Investors thereof based on the number of securities requested by such Investors to be included in such registration, that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Class A Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Shares.

In the event that Company securities that are convertible into shares of Class A Common Stock are included in the offering, the calculations under this Section 2.2.2 shall include such Company securities on an as-converted to Class A Common Stock basis. Notwithstanding anything to the contrary above, to the extent that the registration of an Investor’s Registrable Securities would prevent the Company or the demanding shareholders from effecting such registration and offering, such Investor shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering.”

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f. The following provisions are hereby added to the Original Agreement as a new Section 2.4 of the Registration Rights Agreement:

“PIPE Securities. The Investors hereby acknowledge that the Company has granted registration rights to investors (the “PIPE Investors”) with respect to the PIPE Securities pursuant to the PIPE Registration Rights Agreement (together with the Subscription Agreements entered into by the PIPE Investors simultaneously with the PIPE Registration Rights Agreement (the “PIPE Documents”). The Investors hereby acknowledge and agree that nothing in this Agreement shall restrict or impair, or would reasonably be expected to restrict or impair, the ability of the Company to fulfill its registration obligations under the PIPE Documents with respect to the PIPE Securities (and such PIPE Securities shall take priority and precedence over any of the Registrable Securities or Seller Securities with respect to the provisions of this Agreement, including the provisions of Sections 2.1.4 and 2.2.2 hereof), and the Company shall be entitled without violation or breach of, or liability under, this Agreement to refuse to register any Registrable Securities and Seller Securities or withdraw any Registration Statement for any Registrable Securities or Seller Securities if such registration has restricted or impaired the ability of the Company to fulfill its registration obligations under the PIPE Documents with respect to the PIPE Securities.”

g. Section 3.1 of the Original Agreement is hereby deleted in its entirety and replaced by:

“Section 3.1 Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1.	Filing Registration Statement. The Company shall use its reasonable best efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its reasonable efforts to cause such Registration Statement to become effective and use its reasonable efforts to keep it effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer any Demand Registration for up to ninety (90) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if the Company shall furnish to Investors requesting to include their Registrable Securities in such registration a certificate signed by the Chief Executive Officer, Chief Financial Officer or Chairman of the Board of Directors of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders or such Registration Statement to be effected at such time or the filing would require premature disclosure of material information which is not in the interests of the Company to disclose at such time; provided further, however, that the Company shall not have the right to exercise the right set forth in the immediately preceding proviso more than twice in any 365-day period in respect of a Demand Registration hereunder.

3.1.2	Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to Investors holding Registrable Securities included in such registration, and such Investors’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as Investors holding Registrable Securities included in such registration or legal counsel for any such Investors may request in order to facilitate the disposition of the Registrable Securities owned by such Investors.

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3.1.3	Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn or until such time as the Registrable Securities cease to be Registrable Securities as defined by this Agreement.

3.1.4	Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than five (5) Business Days after such filing, notify Investors holding Registrable Securities included in such Registration Statement of such filing, and shall further notify such Investors promptly and confirm such advice in writing in all events within five (5) Business Days after the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to Investors holding Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to Investors holding Registrable Securities included in such Registration Statement and to the legal counsel for any such Investors, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Investors and legal counsel with a reasonable opportunity to review such documents and comment thereon; provided that such Investors and their legal counsel must provide any comments promptly (and in any event within five (5) Business Days) after receipt of such documents.

3.1.5	State Securities Laws Compliance. The Company shall use its reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as Investors holding Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable Investors holding Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or take any action to which it would be subject to general service of process or to taxation in any such jurisdiction where it is not then otherwise subject.

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3.1.6	Agreements for Disposition. To the extent required by the underwriting agreement or similar agreements, the Company shall enter into reasonable customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of Investors holding Registrable Securities included in such Registration Statement. No Investor holding Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Investor’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Investor’s material agreements and organizational documents, and with respect to written information relating to such Investor that such Investor has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7	Cooperation. The Company shall direct the principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company to reasonably cooperate in any offering of Registrable Securities hereunder, which cooperation shall include the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8	Records. The Company shall make available for inspection by Investors holding Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any Investor holding Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any of them in connection with such Registration Statement; provided that the Company may require execution of a reasonable confidentiality agreement prior to sharing any such information.

3.1.9	Opinions and Comfort Letters. The Company shall request its counsel and accountants to provide customary legal opinions and customary comfort letters, to the extent so reasonably required by any underwriting agreement.

3.1.10	Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders if reasonably required, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

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3.1.11	Listing. The Company shall use its best efforts to cause all Registrable Securities that are shares of the Company Class A Common Stock included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to Investors holding a majority-in-interest of the Registrable Securities included in such registration.

3.1.12	Road Show. If the registration involves the registration of Registrable Securities involving gross proceeds in excess of $50,000,000, the Company shall use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any underwritten offering.”

h. Section 6.1 of the Original Agreement is hereby deleted in its entirety and replaced by:

“The Company represents and warrants that as of the date of this Agreement, no Person, other than the holders of (i) Registrable Securities, (ii) Seller Securities and (iii) PIPE Securities, has any right to require the Company to register any of the Company’s share capital for sale or to include the Company’s share capital in any registration filed by the Company for the sale of share capital for its own account or for the account of any other Person.”

i. Section 6.3 of the Original Agreement is hereby amended to delete the address of the Company for notices thereunder and provide that the following address shall be used for notices to the Company under the Registration Rights Agreement after the Closing:

If to the Company, to: Stryve Foods, Inc. 5801 Tennyson Parkway, Suite 275 Plano, TX 75024 Attn: Mr. Joe Oblas Telephone No.: (972) 987-5130 Email: joe@stryve.com

With copies to (which shall not constitute notice):

Foley & Lardner LLP

2021 McKinney Ave, Suite 1600

Dallas, TX 75201

Attn: Chris Converse, Esq.

Christopher J. Babcock, Esq.

Telephone No.: (214) 999-4903

(214) 999-4370

Email: cconverse@foley.com

cbabcock@foley.com

j. The following provisions are hereby added to the Original Agreement as a new Section 6.13 of the Registration Rights Agreement: “Section 6.13 Interpretation. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”.”

2. Effectiveness. This Amendment shall only become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

3. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Section 6.11 thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

The Company:

ANDINA ACQUSITION CORP III

By:
Name:	Julio Torres
Title:	Chief Executive Officer

Investors:

B. Luke Weil

Julio A. Torres

Mauricio Orellana

Marjorie Hernandez

Ryan Chang

Whitney Carleen Cox

David Schulhof

Salomao Ioschpe

Roman Raju

Shaun Sanghani

{Signature Page to First Amendment to Registration Rights Agreement}

MAZ Partners L.P.

By:
Name:	Walter Schenker
Title:	Principal

Cowen Investments II LLC

By:
Name:	Owen Littman
Title:	Authorized Signatory

Craig-Hallum Capital Group LLC

By:
Name:	William F. Hartfiel
Title:	Managing Partner

Kibble Holdings LLC

By:
Name:	Matthew Kibble
Title:	Managing Partner

[Signature Page to Amendment to Registration Rights Agreement]

Joann O’Shea

Andina Equity LLC

By:
Name:	B. Luke Weil
Title:	Managing Member

LWEH3 LLC

By:
Name:	B. Luke Weil
Title:	Managing Member

EarlyBirdCapital, Inc.

By:
Name:	Steven Levine
Title:	CEO

[Signature Page to Amendment to Registration Rights Agreement]